REICH & TANG DISTRIBUTORS L.P.
                           MUNICIPAL SECURITIES TRUST
                       INSURED MUNICIPAL SECURITIES TRUST
                           MORTGAGE SECURITIES TRUST
                            NEW YORK MUNICIPAL TRUST
                            EQUITY SECURITIES TRUST
                                 (the "Trusts")



              SUPPLEMENT TO THE PROSPECTUS dated November 15, 1996


     Reich & Tang Distributors L.P., Sponsor of each of the Trusts (the "Sponsor"), is a Delaware limited partnership of which 99% is owned by Reich & Tang Asset Management L.P. ("RTAM LP").

     On August 30, 1996, the merger of New England Mutual Life Insurance Company and Metropolitan Life Insurance Company ("MetLife") became effective, with MetLife being the continuing company. RTAM LP remains a wholly-owned subsidiary of NEIC LP, a New York Stock Exchange listed company, but its sole general partner is now an indirect subsidiary of MetLife. MetLife also indirectly owns a majority of the outstanding limited partnership interest of NEIC LP.

     MetLife is a mutual life insurance company with assets of $142.2 billion at March 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.2 trillion at March 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


C/M:  11939.0001 424667.1